Exhibit 99.1

Flash Sports & Media Holdings, Inc. (NASDAQ: FLZH) Launches “FLASHSM”, a Direct-to-Consumer Cricket Streaming and Fan Engagement App

The new mobile application brings live cricket, highlights, scores and interactive fan features directly to audiences across North America, extending the Company’s cricket production and broadcast operations into a direct relationship with fans

NEW YORK, NY July 16th 2026 — Flash Sports & Media Holdings, Inc. (NASDAQ: FLZH) (“Flash” or the “Company”) today announced the launch of “FLASHSM”, a direct-to-consumer mobile application for live and on-demand cricket content and interactive fan engagement. The launch marks a significant step in the Company’s strategy to build a leading, cricket-focused sports and media platform and to reach fans directly across key cricket markets. For now, FLASHSM is available in North America on https://flashsm.com and Google Play.

FLASHSM gives fans a single destination for live match streaming, highlights, scores and interactive features including predictions, polling, and fan rewards. The application draws on the Company’s live production and broadcast capabilities, which have supported cricket coverage across multiple international markets, and on its franchise and league relationships, including the Lanka Premier League Season 6 ( https://www.lankapremierleaguet20.com )through its subsidiary Innovative Production Group FZ, LLC (“IPG”).

The Company believes that owning the direct-to-consumer relationship will broaden its audience, deepen engagement around its cricket properties, and create new avenues for sponsorship, subscription and content distribution, complementing its media rights, franchise development and league operations.

” Our fans have followed the company’s cricket coverage for years and now FLASHSM brings that experience directly to their mobile devices while also providing us a platform to grow with them season after season,” said Bradley Nattrass, Chief Executive Officer, Flash Sports & Media Holdings, Inc.

FLASHSM is available for download today on Google Play store , Android TV and fans can also stream the Lanka Premier league T20 Cricket on the company’s website. Additional features, content, and market availability are expected to be announced over the coming months. For more information, visit https://flashsm.com

About Flash Sports & Media Holdings, Inc.

Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH) is a cricket-focused sports and media company seeking to develop and commercialize cricket media, league-management, sponsorship, and related sports-entertainment opportunities. Through its relationship with IPG. Flash is focused on professional cricket properties, media and broadcast opportunities, sponsorships, league operations, and related commercial initiatives. The Company’s business plans remain subject to execution risks, market conditions, definitive agreements, third-party approvals, and the Company’s ability to finance, develop, and commercialize its sports and media initiatives. https://flashsportsandmedia.com

https://flashsm.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements include, without limitation, statements regarding the launch, features, availability, functionality, adoption, performance and anticipated benefits of FLASHSM; the Company’s expectations, beliefs, plans and strategies relating to the development, commercialization and monetization of its cricket-focused sports and media platform, including direct-to-consumer initiatives; the Company’s relationship with Innovative Production Group FZ, LLC and other current or potential strategic partners; current and future cricket, sports, media, streaming, league-management, sponsorship, media rights, franchise-development, broadcast and related commercial opportunities; the development, operation or commercialization of the Lanka Premier League or any other cricket league, tournament, event, property or related rights; potential sponsorships, media rights arrangements, franchise sales, broadcast relationships, subscription and advertising revenue, league operations, player participation, venue arrangements, commercial partnerships and other business opportunities; the Company’s ability to generate revenues, achieve growth, obtain financing, enter into definitive agreements, obtain required approvals, maintain relationships with third parties and execute its business plan; and the Company’s ability to maintain compliance with the applicable listing standards of The Nasdaq Stock Market LLC.

Forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “will,” “would,” and similar words or expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and assumptions that may cause actual results, performance, events or outcomes to differ materially from those expressed or implied by such forward-looking statements.

These risks and uncertainties include, without limitation, risks relating to: the possibility that the anticipated benefits of the launch of FLASHSM may not be realized; the Company’s ability to attract and retain users and to achieve audience engagement; the performance, reliability, security and continued availability of the application and its underlying content and technology; the Company’s early-stage sports and media strategy and limited operating history in its current business focus; the Company’s ability to develop, finance, operate, commercialize, monetize and scale cricket, sports, media, streaming, league-management, sponsorship, broadcast and related business lines; the Company’s ability to obtain, license and maintain the broadcast, streaming and other rights necessary to offer content through the application in each market; the seasonal nature of cricket leagues and events and the many conditions to successful league and event operations; the Company’s dependence on third-party relationships, including relationships with Innovative Production Group FZ, LLC, cricket governing bodies, league operators, venues, broadcasters, sponsors, franchise owners, players, application distribution platforms, technology vendors, commercial counterparties and other strategic partners; the possibility that definitive agreements with any such parties may not be entered into on acceptable terms, or at all; the possibility that existing or contemplated relationships, arrangements, rights or opportunities may be terminated, delayed, modified, disputed or fail to produce expected results; the Company’s ability to obtain and maintain required governmental, regulatory, league, venue, governing-body, shareholder, exchange or other approvals, consents or authorizations; the possibility that anticipated franchise sales, sponsorships, media rights arrangements, broadcast relationships, subscription revenue, advertising revenue, ticketing revenue, licensing revenue or other commercial opportunities may not materialize, may be delayed, or may be less favorable than expected; competitive dynamics in the sports, media, entertainment, streaming, broadcast, sponsorship and league-management industries; changes in consumer demand, audience engagement, advertiser demand, media consumption habits and market conditions affecting cricket, sports and media properties; the Company’s ability to raise additional capital on acceptable terms, or at all, and the potential dilutive effect of any financing transactions; risks associated with international business activities, including geopolitical, regulatory, tax, foreign exchange, sanctions, anti-corruption, labor, immigration, travel, venue, data-privacy, safety, security and operational risks; general economic, market, industry and capital markets conditions; volatility in the trading price and liquidity of the Company’s securities; the Company’s ability to maintain compliance with applicable Nasdaq listing standards; and the Company’s ability to comply with applicable SEC reporting, disclosure and internal control requirements.

Additional factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made with the SEC. Forward-looking statements speak only as of the date of this press release. Except as required by applicable law, the Company undertakes no obligation to update, revise or supplement any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Investor Relations Contact

Investors@flashsm.com

Company Websites

https://flashsportsandmedia.com

https://flashsm.com

Source: Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH)

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